Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

IN RE:	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 3/31/07 To 4/30/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from March 31, 2007- April 30, 2007

Opening Cash Balance -3/31/07	$ 11,114

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	20
Total Inflows	20
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	13	13
Consulting Fees	11	11
Lockbox Fees	0	0
Supplies & Misc
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	14	14
T&E Reimbursements
State Tax Payments	1	1
Distribution to Equity
Total Outflows	40	40

Net Cash Flows	(19)

Closing Cash Balance	$ 11,095

Amount of Cash Balance in Reserve for
Classes 8 -12	3,828

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from March 31, 2007- April 30, 2007
Amounts in $000's

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 3/31/07 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 4/30/07 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$-	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from March 31, 2007- April 30, 2007
Amounts in $000's

See attached System Generated A/P reports as of 4/30/2007 (Attachments 2A and 2B).

Beginning of Period Balance	$170	(per 3/31/07 G/L)
PLUS: New Indebtedness Incurred	469
LESS: Amounts Paid on A/P	(503)

End of Month Balance	$136	(per 4/30/07 G/L)

The New Power Company	Exhibit 2A
Vendor Balance Detail
As of April 30, 2007

	Type	Date	Amount	Balance
Archivesone				0.00
	Bill	04/24/2007	494.34	494.34
	Bill Pmt -Check	04/24/2007	-494.34	0.00
Total Archivesone			0.00	0.00
AT&T				0.00
	Bill	04/10/2007	128.04	128.04
	Bill Pmt -Check	04/10/2007	-128.04	0.00
	Bill	04/24/2007	0.91	0.91
	Bill Pmt -Check	04/24/2007	-0.91	0.00
Total AT&T			0.00	0.00
Commissioner of Revenue Services, Ct				0.00
	Bill	04/10/2007	1,000.00	1,000.00
	Bill Pmt -Check	04/10/2007	-1,000.00	0.00
	Bill	04/16/2007	250.00	250.00
	Bill Pmt -Check	04/16/2007	-250.00	0.00
Total Commissioner of Revenue Services, Ct			0.00	0.00
Department of State - NY				0.00
	Bill	04/24/2007	9.00	9.00
	Bill Pmt -Check	04/24/2007	-9.00	0.00
Total Department of State - NY			0.00	0.00
Glass Ratner Advisory Group				31,207.50
	Bill Pmt -Check	04/24/2007	-31,207.50	0.00
Total Glass Ratner Advisory Group			-31,207.50	0.00
Kaster Moving Co. Inc.				0.00
	Bill	04/10/2007	82.50	82.50
	Bill Pmt -Check	04/10/2007	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00
Mellon Investors Services, LLC				0.00
	Bill	04/10/2007	3,256.43	3,256.43
	Bill Pmt -Check	04/10/2007	-3,256.43	0.00
Total Mellon Investors Services, LLC			0.00	0.00
Mesirow Financial Services, Inc				0.00
	Bill	04/24/2007	80,000.00	80,000.00
	Bill Pmt -Check	04/24/2007	-80,000.00	0.00
Total Mesirow Financial Services, Inc			0.00	0.00
Mr. Gene Shanks				0.00
	Bill	04/10/2007	10,500.00	10,500.00
	Bill Pmt -Check	04/10/2007	-10,500.00	0.00
Total Mr. Gene Shanks			0.00	0.00

The New Power Company	Exhibit 2A
Vendor Balance Detail
As of April 30, 2007

	Type	Date	Amount	Balance
Mr. Richard Weill				0.00
	Bill	04/10/2007	10,500.00	10,500.00
	Bill Pmt -Check	04/10/2007	-10,500.00	0.00
Total Mr. Richard Weill			0.00	0.00
Ms. Patricia Foster				0.00
	Bill	04/10/2007	2,836.67	2,836.67
	Bill Pmt -Check	04/10/2007	-2,836.67	0.00
Total Ms. Patricia Foster			0.00	0.00
Parker, Hudson, Rainer & Dobbs				0.00
	Bill	04/24/2007	9,012.40	9,012.40
	Bill	04/24/2007	27,390.95	36,403.35
	Bill Pmt -Check	04/24/2007	-36,403.35	0.00
Total Parker, Hudson, Rainer & Dobbs			0.00	0.00
Poorman-Douglas Corporation				0.00
	Bill	04/24/2007	420.78	420.78
	Bill Pmt -Check	04/24/2007	-420.78	0.00
Total Poorman-Douglas Corporation			0.00	0.00
Sidley Austin Brown & Wood				0.00
	Bill	04/24/2007	124,549.61	124,549.61
	Bill	04/24/2007	86,713.06	211,262.67
	Bill	04/24/2007	3,679.12	214,941.79
	Bill	04/24/2007	97,679.49	312,621.28
	Bill Pmt -Check	04/24/2007	-214,941.79	97,679.49
	Bill Pmt -Check	04/24/2007	-97,679.49	0.00
Total Sidley Austin Brown & Wood			0.00	0.00
U.S. Trustee Program Payment Center				0.00
	Bill	04/10/2007	9,750.00	9,750.00
	Bill Pmt -Check	04/10/2007	-9,750.00	0.00
	Bill	04/24/2007	500.00	500.00
	Bill Pmt -Check	04/24/2007	-500.00	0.00
Total U.S. Trustee Program Payment Center			0.00	0.00
TOTAL			-31,207.50	0.00

			468753.3
			-499960.8

The New Power Company	Exhibit 2B
Unpaid Vendor Detail
As of April 30, 2007

Name	Balance

Franchise Tax Liability	123,819.17
Payroll Tax Liablility	3,794.34
127,613.51

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from March 31, 2007- April 30, 2007
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$15,587

Inventory at Beginning of Period	$-	(per 3/31/07 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$-	(per 4/30/07 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$504,803.19
Total Deposits	$1,002,704.90	Includes transfer from Money Market
Total Payments	$35,847.48
Closing Balance	$1,471,660.61
Service Charges	$151.28

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$6,885,512.59
Total Deposits	$11,206.18	Interest Income
Total Payments	$1,003,945.74	Payroll Taxes and transfer to Concentration
Closing Balance	$5,892,773.03
Service Charges	$-

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Reserve Account
Account Number:
Purpose of Account:	Reserve for Shareholder Distributions

Beginning Balance	$3,822,044
Total Deposits	$6,377
Total Payments
Closing Balance	$3,828,421
Service Charges	$-

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

January 2006 Interest	$19,102.57
February 2006 Interest	$17,263.46
March 2006 Interest	$19,122.65
April 2006 Interest	$27,821.49
May 2006 Interest	$29,459.33
June 2006 Interest	$28,533.24
July 2006 Interest	$29,508.59
August 2006 Interest	$29,533.65
September 2006 Interest	$58,068.60
October2006Interest	$60,103.67
November 2006 Interest	$26,916.73
December 2006 Interest	$10,788.28
January 2007 Interest	$7,896.04
February 2007 Interest	$7,144.20
March 2007 Interest	$6,751.40
April 2007 Interest	$6,377.00
Interest Calculations:
		First	2006	Mar-07
	Shares	Distribution	YE Balance	Balance
Lana Pai	1,032,000	608,880.00	776,847	0
Enron Energy Services	8,650,400	5,103,736.00
Cortez Energy Services	5,000,000	2,950,000.00
McGarrett I, LLC	6,766,400	3,653,856.00
McGarrett II, LLC	8,458,200	4,567,428.00
McGarrett III, LLC	2,791,800	1,507,572.00

Surfboards & Co.- warrants	5,404,800	2,918,592.00	3,795,907	3,814,985
EES Warrant Trust - warrants	24,117,800	13,023,612.00
Ari Benacerraf- options	10,000	5,400.00	7,024	7,059

Remaining Reserve Balance	62,231,400	34,339,076.00	4,579,778	3,822,044

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$35,495.75
Total Payments	$35,495.75
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201034
Last Check issued this Period	201055
Total # of checks issued this Period	22

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:	Controlled Disbursements (Customer Refunds)

Beginning Balance	$0.00
Total Deposits	$386.68
Total Payments	$386.68
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	NA
Last Check issued this Period	NA
Total # of checks issued this Period	NA

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower ACH Account
Account Number:
Purpose of Account:	ACH (T&E)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	First Union/ Wachovia
Branch:	Herndon, VA ABA # 051400549
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Natural Gas Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/ IBM Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$0.00

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:	Payroll

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Enron Segregated A/C
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	The New Power Company
Account Number:
Purpose of Account:	CAN$ Operating A/C

Beginning Balance	$0.00	CAN$
Total Deposits
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$-

First Check issued this Period		NA
Last Check issued this Period		NA
Total # of checks issued this Period		0

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/AES Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	The New Power Company
Account Number:
Purpose of Account:	US$ A/C

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	WildCard ATM Settlement

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	None
Last Check issued this Period	None
Total # of checks issued this Period	None

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	4/01/2007-4/30/2007

Name of Bank:	Credit Suisse Asset Management
Branch:	466 Lexington Ave. NY, NY 10017-3140
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Short Term Cash Mgmt Portfolio

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

The New Power Company	Exhibit 5
Check Detail
April 2007

Num	Date	Name	Paid Amount

201034	04/10/2007	CT Commissioner of Revenue Services	504.16
wire	04/10/2007	United States Treasury	3,945.74
201035	04/10/2007	Administrator Unemployment Compensation	180.00
201036	04/10/2007	Commissioner of Revenue Services, Ct	1,000.00
201037	04/10/2007	Kaster Moving Co. Inc.	82.50
201038	04/10/2007	U.S. Trustee Program Payment Center	9,750.00
201039	04/10/2007	AT&T	128.04
201040	04/10/2007	Mellon Investors Services, LLC	3,256.43
201041	04/10/2007	Ms. Patricia Foster	2,836.67
201042	04/10/2007	Mr. Richard Weill	10,500.00
201043	04/10/2007	Mr. Gene Shanks	10,500.00
201044	04/15/2007	M. Patricia Foster	3,381.80
201045	04/16/2007	Commissioner of Revenue Services, Ct	250.00
201046	04/24/2007	Glass Ratner Advisory Group	31,207.50
201047	04/24/2007	Archivesone	494.34
201048	04/24/2007	AT&T	0.91
201049	04/24/2007	Mesirow Financial Services, Inc	80,000.00
201050	04/24/2007	Poorman-Douglas Corporation	420.78
201051	04/24/2007	U.S. Trustee Program Payment Center	500.00
201052	04/24/2007	Parker, Hudson, Rainer & Dobbs	36,403.35
201053	04/24/2007	Department of State - NY	9.00
201054	04/24/2007	Sidley Austin Brown & Wood	214,941.79
201055	04/24/2007	Sidley Austin Brown & Wood	97,679.49

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from March 31, 2007- April 30, 2007
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.9

Taxes Owed and Due

Payroll Tax Liability	3.8

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from March 31, 2007- April 30, 2007
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 4/01/07 - 4/30/07
Payments are in gross amts

	Title	Amount	Date	Type

FOSTER, MARY	President & CEO	$5,208.33	4/15/2007	Salary for pay period 4/01 -4/15
		$5,208.33	4/30/2007	Salary for pay period 4/16 -4/30

		$10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from March 31, 2007- April 30, 2007